Quarterly Holdings Report
for
Fidelity Freedom® Blend 2065 Fund
December 31, 2024
Y65-NPRT3-0325
1.9895829.105
Bond Funds - 6.6%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (b)	167,905	1,621,961
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (b)	17,199	126,756
Fidelity Series Emerging Markets Debt Fund (b)	179,744	1,419,981
Fidelity Series Emerging Markets Debt Local Currency Fund (b)	45,785	391,458
Fidelity Series Floating Rate High Income Fund (b)	29,566	266,098
Fidelity Series High Income Fund (b)	170,284	1,466,149
Fidelity Series International Developed Markets Bond Index Fund (b)	297,919	2,585,935
Fidelity Series Long-Term Treasury Bond Index Fund (b)	1,810,304	9,612,713
Fidelity Series Real Estate Income Fund (b)	27,049	265,619
TOTAL BOND FUNDS (Cost $18,827,720)		17,756,670

Domestic Equity Funds - 54.2%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (b)	1,678,970	33,310,760
Fidelity Series Commodity Strategy Fund (b)	6,262	539,497
Fidelity Series Large Cap Growth Index Fund (b)	849,132	21,567,941
Fidelity Series Large Cap Stock Fund (b)	856,982	19,667,747
Fidelity Series Large Cap Value Index Fund (b)	2,517,726	41,064,116
Fidelity Series Small Cap Core Fund (b)	882,553	10,775,971
Fidelity Series Small Cap Opportunities Fund (b)	315,363	4,613,757
Fidelity Series Value Discovery Fund (b)	933,386	14,467,483
TOTAL DOMESTIC EQUITY FUNDS (Cost $125,005,427)		146,007,272

International Equity Funds - 38.9%
	Shares	Value ($)
Fidelity Series Canada Fund (b)	501,074	7,856,837
Fidelity Series Emerging Markets Fund (b)	752,396	6,530,800
Fidelity Series Emerging Markets Opportunities Fund (b)	1,442,451	26,425,706
Fidelity Series International Growth Fund (b)	1,021,431	17,803,537
Fidelity Series International Index Fund (b)	576,582	6,832,498
Fidelity Series International Small Cap Fund (b)	227,144	3,679,738
Fidelity Series International Value Fund (b)	1,503,133	17,917,340
Fidelity Series Overseas Fund (b)	1,327,190	17,837,440
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $101,784,334)		104,883,896

U.S. Treasury Obligations - 0.3%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 1/2/2025 (d)	4.52	60,000	60,000
US Treasury Bills 0% 1/30/2025 (d)	4.45	280,000	279,080
US Treasury Bills 0% 1/9/2025 (d)	4.58	40,000	39,967
US Treasury Bills 0% 2/27/2025 (d)	4.45	40,000	39,737
US Treasury Bills 0% 3/27/2025 (d)	4.28	70,000	69,316
US Treasury Bills 0% 3/6/2025 (d)	4.39	240,000	238,242
TOTAL U.S. TREASURY OBLIGATIONS (Cost $726,128)			726,342

Money Market Funds - 0.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $129,727)	4.36	129,702	129,727

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $246,473,336)	269,503,907
NET OTHER ASSETS (LIABILITIES) - 0.0%	83,578
NET ASSETS - 100.0%	269,587,485

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
ICE MSCI EAFE Index Contracts (United States)	21	Mar 2025	2,380,875	(78,845)	(78,845)
ICE MSCI Emerging Markets Index Contracts (United States)	75	Mar 2025	4,026,750	(133,983)	(133,983)

TOTAL EQUITY CONTRACTS					(212,828)

Interest Rate Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	44	Mar 2025	4,785,000	(39,251)	(39,251)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	54	Mar 2025	6,147,563	(190,235)	(190,235)

TOTAL INTEREST RATE CONTRACTS					(229,486)

TOTAL PURCHASED					(442,314)

Sold

Equity Contracts
CME E-mini S&P 500 Index Contracts (United States)	17	Mar 2025	5,045,388	154,145	154,145

TOTAL FUTURES CONTRACTS					(288,169)
The notional amount of futures purchased as a percentage of Net Assets is 6.5%
The notional amount of futures sold as a percentage of Net Assets is 1.9%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated Fund
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $718,342.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	161,331	3,800,209	3,831,809	8,411	(4)	-	129,727	129,702	0.0%
Total	161,331	3,800,209	3,831,809	8,411	(4)	-	129,727	129,702

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	77,335	1,838,003	282,326	30,409	(1,975)	(9,076)	1,621,961	167,905
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	79,424	55,695	3,669	3,868	(21)	(4,673)	126,756	17,199
Fidelity Series Blue Chip Growth Fund	19,641,632	16,316,300	5,481,406	2,448,359	(52,207)	2,886,441	33,310,760	1,678,970
Fidelity Series Canada Fund	4,552,963	3,626,889	373,627	227,224	(2,444)	53,056	7,856,837	501,074
Fidelity Series Commodity Strategy Fund	1,074,582	798,959	1,252,492	53,838	(146,201)	64,649	539,497	6,262
Fidelity Series Corporate Bond Fund	-	49,122	49,424	143	302	-	-	-
Fidelity Series Emerging Markets Debt Fund	824,339	637,402	40,335	47,275	670	(2,095)	1,419,981	179,744
Fidelity Series Emerging Markets Debt Local Currency Fund	261,278	162,704	10,272	17,588	(92)	(22,160)	391,458	45,785
Fidelity Series Emerging Markets Fund	4,279,797	2,909,065	462,588	177,624	746	(196,220)	6,530,800	752,396
Fidelity Series Emerging Markets Opportunities Fund	17,246,365	11,592,245	2,474,676	527,037	67,684	(5,912)	26,425,706	1,442,451
Fidelity Series Floating Rate High Income Fund	156,375	117,883	7,337	14,228	3	(826)	266,098	29,566
Fidelity Series Government Bond Index Fund	-	86,466	86,602	194	136	-	-	-
Fidelity Series Government Money Market Fund	532	72,842	73,374	775	-	-	-	-
Fidelity Series High Income Fund	841,473	687,433	78,951	58,474	(702)	16,896	1,466,149	170,284
Fidelity Series International Developed Markets Bond Index Fund	-	2,655,526	8,215	42,555	(137)	(61,239)	2,585,935	297,919
Fidelity Series International Growth Fund	11,469,086	8,378,148	867,511	717,110	(10,801)	(1,165,385)	17,803,537	1,021,431
Fidelity Series International Index Fund	4,324,517	3,123,853	222,067	194,504	(10,204)	(383,601)	6,832,498	576,582
Fidelity Series International Small Cap Fund	2,402,993	1,828,050	244,351	340,868	(2,634)	(304,320)	3,679,738	227,144
Fidelity Series International Value Fund	11,549,856	8,384,511	855,146	784,598	(20,890)	(1,140,991)	17,917,340	1,503,133
Fidelity Series Investment Grade Bond Fund	-	81,584	81,975	233	391	-	-	-
Fidelity Series Investment Grade Securitized Fund	-	48,269	48,462	130	193	-	-	-
Fidelity Series Large Cap Growth Index Fund	12,437,494	9,087,022	3,025,079	113,463	(3,007)	3,071,511	21,567,941	849,132
Fidelity Series Large Cap Stock Fund	13,195,397	8,909,840	3,217,522	1,264,572	71,254	708,778	19,667,747	856,982
Fidelity Series Large Cap Value Index Fund	23,592,839	20,624,429	3,492,198	1,167,128	46,419	292,627	41,064,116	2,517,726
Fidelity Series Long-Term Treasury Bond Index Fund	7,808,061	4,539,649	2,144,148	233,532	(24,814)	(566,035)	9,612,713	1,810,304
Fidelity Series Overseas Fund	11,495,767	7,871,259	587,093	386,492	(23,156)	(919,337)	17,837,440	1,327,190
Fidelity Series Real Estate Income Fund	156,524	115,197	7,337	11,543	156	1,079	265,619	27,049
Fidelity Series Small Cap Core Fund	230,696	11,329,367	975,103	109,322	6,987	184,024	10,775,971	882,553
Fidelity Series Small Cap Opportunities Fund	5,822,394	2,412,388	3,395,553	389,241	136,376	(361,848)	4,613,757	315,363
Fidelity Series Treasury Bill Index Fund	1,925	197,886	199,922	1,780	111	-	-	-
Fidelity Series Value Discovery Fund	8,685,489	7,713,141	1,580,839	550,853	62,592	(412,900)	14,467,483	933,386
	162,209,133	136,251,127	31,629,600	9,914,960	94,735	1,722,443	268,647,838	18,137,530

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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